UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22624

Northern Lights ETF Trust

(Exact name of registrant as specified in charter)

17605 Wright Street   Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

1/31

Date of reporting period: 1/31/14

Item 1.  Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report

January 31, 2014

1-877-277-6933

1-877-ARROW-FD
www.ArrowShares.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD”) for the year ended January 31, 2014.

The Arrow Dow Jones Global Yield ETF, NYSE Arca ticker GYLD (the “Fund”), seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index.

The Dow Jones Global Composite Yield Index (the “composite index”) sources its yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-indexes, the composite index is comprised of 150 total holdings. Three of the sub-indexes are equity-based Dow Jones Global Yield Indexes. The equity baskets provide global exposure to corporate stocks, real estate and alternative assets through energy-related preferred stocks, Master Limited Partnerships and Royalty Trusts. The other two sub-indexes are comprised of Credit Suisse global corporate and sovereign (i.e., government) fixed-income indexes. The global nature of the composite index provides potential multi-asset class exposure to both U.S and international securities with an emphasis on yield.

The Fund’s portfolio is managed to closely replicate the holdings of the benchmark composite index. From time to time, the Fund may not exactly replicate the composite index due to market factors such as the availability of the holdings, currency denomination amounts and other market factors. As of January 31, 2014, the Fund held 139 of the 150 composite index constituents. 11 additional holdings are represented by securities of similar exposure to those of the benchmark, bringing the portfolio to an equivalent of 150 total holdings. Variance in holdings, time and cost of trade execution, management fees and other market factors may lead to portfolio tracking discrepancies from the benchmark. Over the past year, using weekly data, the Fund has tracked the composite index’s performance with 97.0% correlation.

Performance

All Fund performance is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to: trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the annual reporting period, through the end of January 2014, the one-year performance of GYLD was 1.87% while the Dow Jones Global Composite Yield Index was up 2.74%. Since GYLD’s inception in May 2012, the Fund has an annualized total return of 9.03% and the benchmark index has returned 9.83%. With somewhat of a value slant due to yield-based holdings, GYLD lagged some of the popular broad-based markets comprised of established companies in developed global regions. In general, traditional global equity markets have performed well and bonds have been fairly negative-to-flat. For broad market comparisons, the U.S. stock market environment was very strong, with the S&P 500 Index returning 21.50%. The domestic bond market ended somewhat uneventfully, with the Barclay Aggregate Bond Index up 0.12% during the reporting period. Internationally, the story was similar to the U.S. as the MSCI EAFE equity index was up 12.68%, and the Barclays Global Aggregate (ex/US) Bond Index gained 0.12%.

For the one-year reporting period through January 31, 2014, three of the five baskets contributed positive returns. The Global Alternatives exposure contributed most significantly to the Fund’s return, followed by Global Corporate Bond and Global Equity. The Global Real Estate and Sovereign Bond baskets detracted from the fund’s return. Positions that contributed significantly to the Fund’s return included: RR Donnelley & Sons (U.S.), Neopost (France), and Bouygues (France), which were all held at the end of the reporting period. Positions that detracted from (or contributed less) to the Fund’s return included: Indo Tambangraya Megah (Indonesia), UGL Ltd (Australia), and SandRidge Mississippian Trust (U.S.), which were all held at the end of the reporting period.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period, on January 16, 2014 the Fund’s 30-day SEC yield was 6.15% and the 12-month distribution yield was 6.11%.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowshares.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
February 2014

0915-NLD-3/20/2014

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2014

The Fund's performance figures* for the period ended January 31, 2014, as compared to its benchmark:

		Since Inception** -
	One Year	January 31, 2014
Arrow Dow Jones Global Yield ETF - NAV	1.87% (a)	9.03%
Arrow Dow Jones Global Yield ETF - Market Price	0.80%	8.02%
Dow Jones Global Composite Yield Index ***	2.74%	9.83%

* The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.  Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading shares of the Fund (5/2/2012), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

** Inception date is May 8, 2012
*** The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

(a) As a result of the independent audit performed after the 1/31/14 reporting period, the returns increased to 1.94% as reflected in the Fund’s annual financial statements prepared in accordance with GAAP.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Financial	24.2%
Energy	23.2%
Government	19.6%
Communications	11.2%
Industrial	5.4%
Basic Materials	4.0%
Utilities	3.4%
Consumer, Non-cyclical	3.3%
Consumer, Cyclical	2.7%
Other, Cash & Cash Equivalents	3.0%
100.0%

	Arrow Dow Jones Global Yield ETF
	PORTFOLIO OF INVESTMENTS
	January 31, 2014
Shares		Value
	COMMON STOCKS - 59.3%
	BANKS - 0.6%
20,511	National Australia Bank Ltd.	$ 595,105

	CHEMICALS - 2.0%
39,270	CVR Partners LP	697,828
57,050	PetroLogistics LP	653,223
353,055	Synthos SA	568,016
		1,919,067
	COAL - 1.2%
279,600	Indo Tambangraya Megah Tbk	613,550
31,833	Natural Resource Partners LP	501,688
		1,115,238
	COMMERCIAL SERVICES - 1.3%
32,625	RR Donnelley & Sons Co.	602,584
24,700	Stonemor Partners LP	651,586
		1,254,170
	ELECTRIC - 2.0%
172,016	EDP - Energias de Portugal SA	646,394
26,968	GDF Suez	595,995
17,282	RWE AG	639,625
		1,882,014
	ENGINEERING & CONSTRUCTION - 2.0%
16,925	Bouygues SA	648,099
185,490	Sydney Airport	637,723
98,825	UGL Ltd.	604,505
		1,890,327
	FOOD - 0.6%
216,781	Metcash Ltd.	571,273

	GAS - 0.8%
17,912	Global Partners LP	721,316

	INSURANCE - 1.3%
66,413	Catlin Group Ltd.	576,256
49,225	Lancashire Holdings Ltd.	610,515
		1,186,771
	INVESTMENT COMPANIES - 0.7%
59,373	Chesapeake Granite Wash Trust	679,227

	MINING - 0.6%
16,940	KGHM Polska Miedz SA	588,624

	OFFICE & BUSINESS EQUIPMENT - 0.7%
8,124	Neopost SA	689,236

	Arrow Dow Jones Global Yield ETF
	PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2014
Shares		Value
	OIL & GAS - 10.1%
30,587	Atlas Resource Partners LP	$ 686,984
31,195	BreitBurn Energy Partners LP	641,057
23,009	Calumet Specialty Products Partners LP	668,872
22,801	Legacy Reserves LP	594,650
20,969	Linn Energy LLC	688,203
37,054	LRR Energy LP	605,833
28,976	Memorial Production Partners LP	635,444
26,715	Mid-Con Energy Partners LP	624,062
36,629	QR Energy LP	651,264
66,592	SandRidge Mississippian Trust I	622,635
54,106	SandRidge Permian Trust	716,363
13,845	Suburban Propane Partners LP	613,333
80,822	Surgutneftegaz SP ADR	581,110
30,356	Tupras Turkiye Petrol Rafinerileri AS	499,519
48,726	Whiting USA Trust II	660,237
		9,489,566
	OIL & GAS SERVICES - 1.3%
21,552	Exterran Partners LP	644,405
16,166	Fred Olsen Energy ASA	582,765
		1,227,170
	PIPELINES - 3.3%
101,249	Eagle Rock Energy Partners	558,896
11,675	Energy Transfer Partners LP	648,079
12,468	NuStar Energy LP	617,166
23,634	PVR Partners LP	662,697
13,479	TC Pipelines LP	627,043
		3,113,881
	REAL ESTATE - 3.7%
851,344	Argosy Property Ltd.	626,674
644,542	Capital Property Fund	559,308
907,493	Fountainhead Property Trust	594,268
1,696,090	SA Corporate Real Estate Fund Nominees Pty Ltd.	561,408
1,686,064	Shenzhen Investment Ltd.	603,631
263,036	Sycom Property Fund	519,333
		3,464,622
	REITS - 16.6%
292,956	Abacus Property Group	572,619
45,893	Artis Real Estate Investment Trust	620,821
9,214	Befimmo SCA	627,358
326,530	BWP Trust	632,545
1,192,000	Cambridge Industrial Trust	643,518
375,642	CFS Retail Property Trust Group	635,903
198,860	Charter Hall Retail REIT	621,220
5,218	Cofinimmo NV/SA	607,594
14,467	Corio NV	615,638
49,769	Crombie Real Estate Investment Trust	594,283
	Arrow Dow Jones Global Yield ETF
	PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2014
Shares		Value
	REITS - 16.6% (Continued)
12,501	Digital Realty Trust, Inc.	$ 637,426
7,433	Fonciere Des Regions	609,558
625,000	Frasers Commercial Trust	611,259
801,110	Goodman Property Trust	625,337
23,356	Hospitality Properties Trust	600,249
227,163	Investa Office Fund	614,490
716,303	Kiwi Income Property Trust	640,256
786,000	Mapletree Logistics Trust	618,050
2,220,360	Prosperity REIT	634,789
28,624	Senior Housing Properties Trust	644,612
1,059,000	Starhill Global REIT	633,859
14,508	Sun Communities, Inc.	678,249
522,000	Suntec Real Estate Investment Trust	657,554
13,680	Vastned Retail NV	655,031
8,408	Wereldhave NV	639,616
		15,671,834
	RETAIL - 2.0%
236,677	David Jones Ltd.	617,508
27,317	Ferrellgas Partners LP	668,993
3,785,000	Matahari Putra Prima Tbk PT	619,832
		1,906,333
	TELECOMMUNICATIONS - 6.5%
21,020	Belgacom SA	600,774
25,339	Bell Aliant Inc.	583,558
20,072	CenturyLink, Inc.	579,278
449,120	Magyar Telekom Telecommunications PLC - ADR	601,491
51,809	Orange SA	641,219
325,937	Telecom Corp. of New Zealand Ltd.	619,580
43,020	Telefonica Czech Republic AS	623,127
135,687	Telstra Corp., Ltd.	608,578
24,403	Vivendi SA	656,320
49,272	VTech Holdings Ltd.	595,825
		6,109,750
	TRANSPORTATION - 2.0%
60,016	Capital Product Partners LP	631,368
15,003	Martin Midstream Partners LP	651,430
33,251	Navios Maritime Partners LP	610,488
		1,893,286

	TOTAL COMMON STOCKS (Cost $58,457,336)	55,968,810

Principal ($)
	BONDS & NOTES - 39.6%
	ADVERTISING - 0.7%
660,000	Lamar Media Corp., 5.000%, due 5/1/2023	640,200

	Arrow Dow Jones Global Yield ETF
	PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2014
Principal ($)		Value
	BANKS - 1.3%
665,000	Bancolombia SA, 5.125%, due 9/11/2022	$ 621,400
619,000	Royal Bank of Scotland Group PLC, 6.125%, due 12/15/2022	637,235
		1,258,635
	COAL - 0.7%
629,000	Peabody Energy Corp., 6.250%, due 11/15/2021	635,290

	COMPUTERS - 1.4%
630,000	Dell, Inc., 5.875%, due 6/15/2019	644,175
666,000	NCR Corp., 5.000%, due 7/15/2022	649,350
		1,293,525
	ELECTRIC - 0.6%
619,000	DPL, Inc., 7.250%, due 10/15/2021	615,905

	ELECTRONICS - 0.7%
663,000	Flextronics International Ltd., 5.000%, due 2/15/2023	643,110

	FOOD - 0.7%
646,000	Ingles Markets, Inc., 5.750%, due 6/15/2023	631,465

	HOME BUILDERS - 0.7%
685,000	Lennar Corp., 4.750% due, 11/15/2022	643,900

	HOUSEHOLD PRODUCTS/WARES - 0.7%
640,000	ACCO Brands Corp., 6.750% due, 4/30/2020	634,400

	INTERNET - 1.3%
643,000	Equinix, Inc., 5.375%, due 4/1/2023	630,140
679,000	IAC/InterActiveCorp., 4.750%, due 12/15/2022	639,958
		1,270,098
	IRON & STEEL - 0.6%
581,000	United States Steel Corp., 7.375%, due 4/1/2020	627,480

	MEDIA - 1.3%
609,000	CCO Holdings LLC, 6.500% due 4/30/2021	636,405
634,000	DISH DBS Corp., 5.875%, due 7/15/2022	634,793
		1,271,198
	MINING - 0.6%
719,000	AngloGold Ashanti Holdings PLC, 5.125%, due 8/1/2022	619,450

	OIL & GAS - 5.3%
627,000	Berry Petroleum Co., 6.375%, due 9/15/2022	637,973
700,000	Denbury Resources, Inc., 4.625%, due 7/15/2023	645,750
565,000	PBF Holding Co. LLC, 8.250%, due 2/15/2020	617,263
707,000	Petrobras Global Finance BV, 4.375%, due 5/20/2023	622,981
758,015	Petroleos De Venezuela SA, 5.000%, due 10/28/2015	627,636
842,000	Petroleos De Venezuela SA, 5.125%, due 10/28/2016	620,975
	Arrow Dow Jones Global Yield ETF
	PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2014
Principal ($)		Value
	OIL & GAS - 5.3% (Continued)
660,000	QEP Resources, Inc., 5.250%, due 5/1/2023	$ 628,650
634,000	WPX Energy, Inc., 6.000%, due 1/15/2022	630,830
		5,032,058
	OIL & GAS SERVICES - 0.7%
605,000	Key Energy Services, Inc., 6.750%, due 3/1/2021	621,638

	PIPELINES - 0.7%
645,000	Regency Energy Partners LP, 5.500%, due 4/15/2023	628,875

	SOVEREIGN - 19.6%
809,000	Brazilian Government International Bond, 2.625%, due 1/5/2023	689,268
613,000	Brazilian Government International Bond, 5.625%, due 1/7/2041	582,350
545,000	Columbia Government International Bond, 6.125%, due 1/18/2041	568,162
490,000	Columbia Government International Bond, 8.125%, due 5/21/2024	619,850
622,000	Hungary Government International Bond, 5.375%, due 2/21/2023	608,005
580,000	Hungary Government International Bond, 6.375%, due 3/29/2021	617,700
587,000	Hungary Government International Bond, 7.625%, due 3/29/2041	622,220
690,000	Israel Government International Bond, 4.500%, due 1/30/2043	624,057
412,000	Italy Buoni Poliennali Del Tes, 5.750%, due 2/1/2033 (b)	657,155
394,000	Italy Buoni Poliennali Del Tes, 5.500%, due 9/1/2022 (b)	607,634
641,000	Mexican Government International Bond, 4.000%, due 10/2/2023	631,385
674,000	Mexican Government International Bond, 4.750%, due 3/8/2044	593,120
510,000	Panama Government International Bond, 7.125%, due 1/29/2026	612,000
637,000	Peruvian Government International Bond, 5.625%, due 11/18/2050	632,222
689,000	Poland Government International Bond, 3.000%, due 3/17/2023	630,435
586,000	Poland Government International Bond, 5.000%, due 3/23/2022	627,020
457,000	Portugal Obrigacoes Do Tesouro OT, 4.350%, due 10/16/2017, 144A (b)	641,551
468,000	Portugal Obrigacoes Do Tesouro OT, 4.800%, due 6/15/2020, 144A (b)	645,542
649,000	South Africa Government International Bond, 4.665%, due 1/17/2024	613,305
600,000	South Africa Government International Bond, 5.500%, due 3/9/2020	633,000
593,000	South Africa Government International Bond, 5.875%, due 9/16/2025	606,342
428,000	Spain Government Bond, 4.800%, due 1/31/2024 (b)	628,893
407,000	Spain Government Bond, 5.900%, due 7/30/2026 (b)	652,221
787,000	Turkey Government International Bond, 3.250%, due 3/23/2023	645,734
562,000	Turkey Government International Bond, 5.625%, due 3/30/2021	561,298
671,000	Turkey Government International Bond, 6.000%, due 1/14/2041	598,868
632,000	Turkey Government International Bond, 7.000%, due 3/11/2019	688,299
940,000	Venezuela Government International Bond, 7.650%, due 4/21/2025	545,200
877,000	Venezuela Government International Bond, 9.375%, due 1/13/2034	552,510
612,000	Venezuela Government International Bond, 13.625%, due 8/15/2018	572,220
		18,507,566
	TELECOMMUNICATIONS - 1.3%
633,000	CenturyLink, Inc., 5.800%, due 3/15/2022	623,505
630,000	Frontier Communications Corp., 7.125%, due 1/15/2023	622,125
		1,245,630

	Arrow Dow Jones Global Yield ETF
	PORTFOLIO OF INVESTMENTS (Continued)
	January 31, 2014
Principal ($)		Value
	TRANSPORTATION - 0.7%
626,000	Gulfmark Offshore, Inc., 6.375%, due 3/15/2022	$ 630,695

	TOTAL BONDS & NOTES (Cost $38,420,736)	37,451,118

	TOTAL INVESTMENTS - 98.9% (Cost $96,878,072)(a)	$ 93,419,928
	OTHER ASSETS LESS LIABILITIES - 1.1%	1,027,541
	NET ASSETS - 100.0%	$ 94,447,469

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $96,829,495 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 3,320,899
	Unrealized Depreciation:	(6,730,466)
	Net Unrealized Depreciation:	$ (3,409,567)

(b) Principal shown in Euro currency, value shown in USD.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At January 31, 2014, such  securities amounted to $1,287,093 or 1.4% of net assets.

ADR - American Depositary Receipt
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2014

ASSETS
Investment securities:
At cost	$ 96,878,072
At value	$ 93,419,928
Cash	193,391
Foreign cash (cost $58,790)	65,038
Due from custodian	218,661
Dividends and interest receivable	858,052
Due from authorized participants	22,710
TOTAL ASSETS	94,777,780

LIABILITIES
Payable for investments purchased	256,933
Investment advisory fees payable	73,378
TOTAL LIABILITIES	330,311
NET ASSETS	$ 94,447,469

Net Assets Consist Of:
Paid in capital	$ 98,209,065
Undistributed net investment income	629,686
Accumulated net realized loss from investments and foreign currency transactions	(936,939)
Net unrealized depreciation of investments and foreign currency translations	(3,454,343)
NET ASSETS	$ 94,447,469

Net Asset Value Per Share:
Net Assets	$ 94,447,469
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,675,000
Net asset value (Net Assets ÷ Shares Outstanding)	$ 25.70

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $185,611)	$ 3,205,823
Interest	1,692,399
TOTAL INVESTMENT INCOME	4,898,222

EXPENSES
Investment advisory fees	562,640
NET INVESTMENT INCOME	4,335,582

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
Net realized gain (loss) on:
In-kind redemptions	1,607,166
Investments	(925,984)
Foreign currency transactions	(31,247)
649,935
Net change in unrealized appreciation (depreciation) on:
Investments	(5,194,896)
Foreign currency translations	3,842
(5,191,054)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(4,541,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (205,537)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	January 31, 2014	January 31, 2013 (a)
FROM OPERATIONS
Net investment income	$ 4,335,582	$ 662,622
Net realized gain on investments
and foreign currency transactions	649,935	293,864
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translations	(5,191,054)	1,736,711
Net increase (decrease) in net assets resulting from operations	(205,537)	2,693,197

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,361,100)	(721,988)
From net realized gains	-	(80,535)
From return of capital	(1,135,165)	-
Net decrease in net assets resulting from distributions to shareholders	(4,496,265)	(802,523)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	97,173,900	34,187,923
Cost of shares redeemed	(32,183,021)	(1,920,205)
Net increase in net assets resulting from shares of beneficial interest	64,990,879	32,267,718

TOTAL INCREASE IN NET ASSETS	60,289,077	34,158,392

NET ASSETS
Beginning of Period	34,158,392	-
End of Period*	$ 94,447,469	$ 34,158,392
*Includes undistributed net investment income (loss) of:	$ 629,686	$ (18,501)

SHARE ACTIVITY
Shares Sold	3,675,000	1,350,000
Shares Redeemed	(1,275,000)	(75,000)
Net increase in shares of beneficial interest outstanding	2,400,000	1,275,000

(a) The Arrow Dow Jones Global Yield ETF commenced operations on May 2, 2012.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year	For the Period
	Ended	Ended
	January 31, 2014	January 31, 2013 (1)
Net asset value, beginning of period	$ 26.79	$ 25.00

Activity from investment operations:
Net investment income (2)	1.51	1.02
Net realized and unrealized
gain (loss) on investments and foreign currency	(1.00)	1.85
Total from investment operations	0.51	2.87

Less distributions from:
Net investment income	(1.23)	(1.00)
Net realized gains	-	(0.08)
Return of capital	(0.37)	-
Total distributions	(1.60)	(1.08)

Net asset value, end of period	$ 25.70	$ 26.79

Total return (6)(8)	1.94%	11.87%	(4)(7)

Net assets, at end of period (000s)	$ 94,447	$ 34,158

Ratio of gross expenses to average
net assets	0.75%	0.90%	(3)
Ratio of net expenses to average
net assets	0.75%	0.75%	(3)
Ratio of net investment income
to average net assets	5.78%	5.42%	(3)

Portfolio Turnover Rate (5)	61%	46%	(4)

(1)	The Arrow Dow Jones Global Yield ETF shares commenced operations on May 2, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized.
(4) Not Annualized.
(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(6)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-divdend date net asset value per share on their respective payment dates. Broker commission charges are not included in this calculation.

(7)

Represents total return based on net asset values per share from commencement of investment operations on May 2, 2012 through January 31, 2013. Total return based on net asset values per share from commencement of trading on the NYSE Arca on May 8, 2012 to January 31, 2013 was 14.05%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS

January 31, 2014

1.

ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights ETF Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2014 for the Fund’s assets measured at fair value:

Arrow Dow Jones Global Yield ETF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 55,968,810	$ -	$ -	$ 55,968,810
Bonds & Notes	-	37,451,118	-	37,451,118
Total	$ 55,968,810	$ 37,451,118	$ -	$ 93,419,928

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year.

The Fund did not hold any Level 3 securities during the year.

* See Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2013 tax returns or expected to be taken in the Fund’s 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

3.

INVESTMENT TRANSACTIONS

For the year ended January 31, 2014, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $66,206,375 and $44,447,123, respectively.

For the year ended January 31, 2014, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $72,736,843 and $29,896,763, respectively.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Arrow Investment Advisors, LLC serves as the Fund’s Investment Adviser (the “Adviser”). On behalf of the Fund, the Trust has entered into agreements with Gemini Fund Services, LLC (“GFS”) to provide administrative and fund accounting services. The Trust has also entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as Custodian and to act as transfer and shareholder services agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC to serve as the principal underwriter and distributor for the Trust. Gemini Fund Services, LLC and Northern Lights Distributors, LLC are entities affiliated with NorthStar Financial Services Group, LLC and are affiliated with the Fund. Certain officers of the Fund are also officers of GFS.

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing service for the Fund.  Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, and expenses, acquired fund fees and expenses, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.  The Adviser, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets of the Fund.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees.  In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

5.

CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.”  Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”).  Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”).  Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

	Fixed Fee	Variable Charge
Fund	$3,170	2.00%*

* The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following periods was as follows:

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

As of January 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation, accumulated net investment gain (loss) and accumulated net realized gain/loss from security transactions and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for royalty trusts, real estate investment trusts, partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $118,336.

At January 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains and tax adjustments for passive foreign investment companies, real estate investment trusts, royalty trusts, partnerships, realized gain (loss) on in-kind redemptions, and C-Corporations return of capital distributions, resulted in reclassification for the year ended January 31, 2014 as follows:

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statement the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statement from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

Distributions: The Fund’s Board of Trustees declared the following distributions:

The Fund is a series of Northern Lights ETF Trust (the “Trust”).  At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, March 21, 2014, Trust shareholders of record as of the close of business on February 12, 2014 voted to approve the following proposal:

Proposal 1: To elect Robert S. Andrialis, Joseph Barrato, Thomas T. Sarkany, John Mannix, Charles Barragato, and Paul Montgomery to the Board of Trustees of the Trust.

Shares Voted

         Shares Voted Against

 In Favor

or Abstentions

Robert S. Andrialis

    2,187,942

         28,901

Joseph Barrato

    2,204,774

         12,069

Thomas T. Sarkany

    2,187,942

         28,901

John Mannix

    2,203,574

         13,269

Charles Barragato

    2,204,235

         12,608

Paul Montgomery

    2,204,235

         12,608

Management has determined that there were no other subsequent events to report through the  date of issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights ETF Trust

and the Shareholders of Arrow Dow Jones Global Yield ETF

We have audited the accompanying statement of assets and liabilities of the Arrow Dow Jones Global Yield ETF (the "Fund"), a series of shares of beneficial interest in the Northern Lights ETF Trust, including the portfolio of investments, as of January 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period May 2, 2012 (commencement of operations) to January 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2014 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arrow Dow Jones Global Yield ETF as of January 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period May 2, 2012 to January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 31, 2014

Arrow Dow Jones Global Yield ETF

EXPENSE EXAMPLES (Unaudited)

January 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including a unitary management fee and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2013 through January 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Expenses Paid During Period* 8/1/13– 1/31/14	Expense Ratio During Period** 8/1/13 – 1/31/14
Actual	$1,000.00	$1,026.30	$3.83	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

** Annualized.

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2014

In connection with the regular meeting held on December 6, 2013 (the “Meeting”) the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights ETF Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Arrow Investment Advisors, LLC (the “Adviser”) and the Trust, with respect to the Arrow Dow Jones Global Yield ETF (the “Fund” or “GYLD”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  The Board reviewed information regarding the Adviser’s efforts in the area of compliance, including extensive information provided in the Board materials about the Adviser’s compliance program. The Board also reviewed materials including correspondence about the Adviser’s recent examinations by the SEC.  The Trustees discussed the Adviser’s personnel and the high level of service provided to the Funds.  They also noted favorably the financial strength of the Adviser.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure, and both the experience of and recent changes to its fund management personnel.  The Trustees noted the Adviser had reported no litigation or administrative actions during the past 12 months.  The Trustees were satisfied with the nature, extent and quality of the services provided to the Fund under the Advisory Agreement.

Fees and Expenses.  The Trustees reviewed information regarding comparative fees charged by advisers of a peer group of funds.  With respect to fees and expenses, the Adviser provided data for the Fund’s peer group, Morningstar’s World Allocation (All World Allocation ETFs and Mutual Funds) which consists of 20 ETFs and mutual funds. The Board noted that for the period ending September 30, 2013, the Fund’s management fee was 0.75%, compared to an average management fee of 0.89% for all funds in the peer group, 0.69% for all ETFs in the peer group and 0.99% for all mutual funds in the peer group. For the period ending September 30, 2013, the Fund’s total expense ratio was 0.75%, compared to an average total expense ratio of 1.34% for all funds in the peer group, 0.98% for all ETFs in the peer group and 1.49% for all mutual funds in the peer group. The Board noted that while the Fund's management fee was slightly higher than the average management fee of the ETFs in the peer group, the Fund’s total expense ratio was lower than the average total expense ratio of the ETFs in the Fund’s peer group.

Performance.  The Board considered the Adviser’s past performance in connection with the Fund.  The Trustees noted favorably the Adviser’s past performance with respect to the Fund.  The Board compared the Fund’s performance to the funds in the Morningstar’s World Allocation (All World Allocation ETFs and Mutual Funds) peer group. It noted that the Fund for the 12-month period ending September 30, 2013, had a total return of 9.0%, as compared to the average total return of 4.1% for all funds in the peer group, -1.46% for all ETFs in the peer group and 6.7% for all mutual funds in the peer group. The Board further noted that the Fund, for the 12-month period ending September 30, 2013, had a yield of 6.87%, as compared to the average yield of 1.84% for all funds in the peer group, 1.40% for all ETFs in the peer group and 2.06% for all mutual funds in the peer group.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, the Board concluded that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board reviewed with the Adviser the firm’s Fund Profit & Loss statement for the Fund, which was provided in the Board materials. The Board materials also contained the Adviser’s Consolidated Financial Statements. The Board noted that the Fund, at its current size in terms of assets, remains unprofitable to the Adviser.  The Board considered other actual and potential financial benefits (“fall-out benefits”) that the Adviser may derive from its relationship with the Fund, which were not deemed to be significant.

Conclusion.  The Board decided to reapprove the Advisory Agreement based on its deliberations. It was further noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement.

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany Born in 1946	Trustee Since 2012	Founder and President, TTS Consultants, LLC, 2010 – present; Director of Marketing and of Asset Management; Director of Index Licensing, Value Line, 1994 – 2010.	26	Trustee, Northern Lights Fund Trust II; Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors.
Robert S. Andrialis Born in 1944	Trustee Since 2012	President, Secured Growth Quantitative Research, 2011 - Present; Independent Consultant 2010-2011, President & Founder, Mergent, Inc., 1996-2010, Founding Principal, Berwick Capital, 1994-1996; President/CEO, Warren, Gorham & Lamont (subsidiary of The Thomson Corp.), 1989-1993; Senior Executive, Standard & Poors (including Chief Financial Officer, Group Vice President, and Executive Managing Director- U.S. Ratings), 1969-1989.	1	Trustee Emeritus, College of William and Mary Endowment Association; former Trustee, William and Mary Alumni Association (until 1993).
John Mannix Born in 1968	Trustee Since 2013	Executive Vice President of Sales and Marketing, New Found Research, LLC (since 2013); Senior Executive, Portfolio Manager, Baldwin Brothers Wealth Management (since 2010-2013); Founder and Partner, Oakmont Partners, LLC (family office) (2006–2010).	6	Arrow Investments Trust

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Joseph Barrato** Born in 1965	Trustee Since 2012	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	6	Arrow Investments Trust
Andrew Rogers Born in 1969	President Since 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, Gemcom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf Born in 1969	Treasurer Since 2011	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash Born in 1976	Secretary Since 2011

Senior Vice President since 2012, Vice-President from 2011 to 2012, Gemini Fund Services, LLC since 2011; Director of Legal Administration, from 2009 to 2011, and Gemini Fund Services, LLC since 2009; Assistant Vice President of Legal Administration from 2008 to 2011, , Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael J. Wagner Born in 1950	Chief Compliance Officer Since 2011

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC), 2006 to present; Senior Vice President of Northern Lights Compliance Services, LLC, 2004 to 2006; Vice President of Gemcom, LLC, 2004 to present; President from 2004 to 2006 and Chief Operations Officer from 2003 to 2006 of Gemini Fund Services, LLC.

			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** Joseph Barrato is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Advisor.

*** The term “Fund Complex” includes the Northern Lights ETF Trust (“NLETF”), Northern Lights Fund Trust II (“NLFT II”) and Arrow Investments Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE
FACTS		WHAT DOES NORTHERN LIGHTS ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-277-6933
Who we are
Who is providing this notice?	Northern Lights ETF Trust
What we do
How does Northern Lights ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights ETF Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR

Arrow Investment Advisors, LLC

2943 Olney-Sandy Spring Road, Suite A

Olney, MD  20832

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Andrialis is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $ 8,300

2012 - $ 8,000

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 - $ 2,000

2012 - $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013       2012

Audit-Related Fees:       0.00%      0.00%

Tax Fees:

             0.00%      0.00%

All Other Fees:

             0.00%      0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

                          2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees,

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights ETF Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/11/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/11/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/11/14